. . . 1 The 4Q 2023 Investor Presentation should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on January 18, 2024. Exhibit 99.1 OceanFirst Financial Corp. Investor Presentation1 February 2024

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, inflation, general economic conditions, potential recessionary conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, potential goodwill impairment, natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, changes in liquidity, including the size and composition of the Company’s deposit portfolio, including the percentage of uninsured deposits in the portfolio, competition, demand for financial services in the Company’s market area, changes in consumer spending, borrowing and saving habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, failure to retain or attract employees, the effect of our rating under the Community Reinvestment Act, the impact of the COVID-19 pandemic or any other pandemic on our operations and financial results and those of our customers and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on January 18, 2024. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

Overview of OceanFirst

Corporate Overview and Market Data

Ticker	OCFC (NASDAQ)
HQ	Red Bank, NJ
Branch Network	39 branches and 6 commercial banking centers
Core Markets	New Jersey, New York City, Greater Philadelphia
Expansion Markets	Boston and Baltimore

Balance Sheet and Capital (Q4-23)

Assets	$13.5 billion
Net Loans	$10.1 billion
Deposits	$10.4 billion
Non-performing Loans / Loans[1]	0.26%
Tang. Equity / Tang. Assets[2]	8.8%
CET1 Ratio (est.)	10.9%

Core Profitability (Q4-23)[2]

Net Income	$26.3 million
EPS	$0.45
Net Interest Margin (%)[3]	2.77%
Efficiency Ratio (%)	60.0%
ROAA (%)	0.77%
ROTCE (%)	9.7%

Q4-23 Loan Portfolio ($'millions)


Home Eq. & Consumer
$251
Residential
$2,980
$5,354
CRE Investor Owned
$666
C&I
$944
CRE Owner Occupied

Q4-23 Deposit Base ($'millions)


Non-interest Bearing
Time Deposits
$2,445
$1,657
Savings
$1,399
$3,912
$1,022
Interest-bearing Checking
Money Market

Tailored Footprint Across Key Markets


Syracuse
Albany
Boston
Worcester
Springfield
Providence
Hartford
Waterbury
Bridgeport
New York
Allentown
Trenton
Harrisburg
Philadelphia
Baltimore
Dover
Commercial Banking Centers
Retail Branches

3

Note: All data presented is as of December 31, 2023.
(1) PCD loans are not included in these metrics.
(2) For non-GAAP financial measures, please refer to the 'Non-GAAP Reconciliations' in the Appendices for a reconciliation to GAAP financial information.
(3) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information.

OCEANFIRST

. . .Our Shareholder Value Proposition Strong balance sheet – Strategically planned balance sheet provides opportunity to grow loan portfolio at attractive returns while realizing reduced costs of funding for an improved profitability profile. Continued expense management and discipline – Identified and executed on opportunities for efficiencies in our existing technology and staffing infrastructure while maintaining productivity and improving the customer experience. Well positioned capital – Strategic capital utilization has allowed for significant stockholder capital returns historically while building flexibility for capital deployment within constraints as opportunities arise. 4

. . .Proven Historical Net Interest Income and Loan Growth 5 76,829 120,262 169,218 240,502 255,971 312,951 305,338 377,477 369,731 3.25% 2015 3.46% 2016 3.52% 2017 3.71% 2018 3.62% 2019 3.16% 2020 2.93% 2021 3.37% 2022 3.02% 2023 Net Interest Margin Net Interest Income Peer Leading Net Interest Income Growth ($’000) Net Interest Income CAGR 22% 1,135 1,187 2,023 2,296 3,492 4,378 5,172 5,354 687 758 1,046 1,189 1,616 1,504 1,620 1,610 831 1,704 1,749 2,045 2,321 2,309 2,480 2,862 2,980 193 453511 2015 291 2016 281 2017 475 2018 408 2019 339 2020 261 2021 264 2022 251 2023 1,988 3,817 3,975 5,589 6,214 7,756 8,623 9,918 10,195 Home Equity & Consumer Residential Owner Occupied CRE & C&I Investor CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor CRE CAGR 34% Owner Occupied CRE / C&I CAGR 17%

. . .Successful Commercial Loan Growth and Geographic Diversification 6 49% 68% 2015 2023 +19% (Commercial % of Loan Portfolio) Commercial Loans by Geography as of Q4-23 Emphasis on Commercial Increase of $6.0B in commercial loans since 2015 41% 29% 23% 7% New Jersey New York Philadelphia Boston & Baltimore Total: $7.0B

. . .Balanced Approach to Deposit Pricing and Growth 7 Deposit Composition ($’millions) 256 646 867 937 1,373 775 1,542 2,445 311 673 661 877 898 1,491 1,608 1,488 1,399 153 784 736 714 1,022 860 1,627 1,954 2,350 2,539 3,647 4,202 3,830 3,912 337 783 757 1,151 1,377 2,133 2,412 2,101 1,657 2015 459 2016 364 607 2017 570 2018 578 2019 2020 2021 2022 2023 1,917 4,188 4,343 5,815 6,329 9,428 9,733 9,675 10,435 Non-interest-bearing deposits Interest-bearing deposits Money Market Savings Time deposits Deposit Growth Bolstered by Acquisitions ($’millions) 4,343 9,733 9,675 10,435 2,123 1,616 1,894 123 2015 2016 2017 2018 449 2019 2020 2021 2022 2023 1,917 4,188 5,815 6,329 9,428 Acquired Deposits Organic Deposits 56% 44% Commercial Consumer Total: $10.4B Deposit Stratification

. . .Conservative Credit Risk Profile 8 0.08% 0.05% 0.21% 2016 0.01% 0.36% 0.05% 0.11% 2017 0.03% 0.10% 0.05% 0.13% 2018 0.00% 0.12% 0.04% 0.12% 2019 0.02% 0.30% 0.03% 0.11% 2020 0.00% 0.12% 0.02% 0.07% 2021 0.00% 0.11% 0.02% 0.06% 2022 0.00% 0.01% 0.02% 0.05% 2023 0.35% 0.52% 0.19% 0.29% 0.47% 0.22% 0.19% 0.26% 0.31% Commercial & Industrial Commercial Real Estate Consumer Residential (1) PCD loans are not included in these metrics. Refer to “Asset Quality” section in the Earnings Release for additional information. 0.54% 0.52 0.69 0.85 2017 0.25% 0.31 0.60 0.75 0.64 0.85 2020 0.16% 0.22 0.44 0.62 2021 0.15% 0.45% 0.19 0.40 0.50 2022 0.32%0.35 0.26 2023 0.73 0.89 2016 0.47 2019 0.73 0.59 0.29 0.22% 2018 0.19% NPA/Assets NPL/Loans Peer Average NPA/Assets Peer Average NPL/Loans Continued Focus on Credit Risk1Non-performing Loans by Type as % of Loans1 Note: Peer data is on a one quarter lag. In Q3-23, the Bank charged-off $8 million on a single CRE credit relationship. The remaining exposure of $9 million is included in the non-performing loan balance at year-end.

. . . 96 85 118 127 147 185 250 345 347 7 7 8 9 9 12 13 13 14 0 2 4 6 8 10 12 14 16 18 20 0 50 100 150 200 250 300 350 400 2015 2016 2017 2018 2019 2020 2021 2022 2023 Assets per Branch Assets per FTE Operational Efficiency 9 Deposits per Branch ($’millions) (2) (56) bps2.39% 1.83% 2015 2023 Core Non-interest Expense1 to Total Avg. Assets 71 69 94 99 113 152 207 255 268 2015 2016 2017 2018 2019 2020 2021 2022 2023 3.8x Operating Efficiency ($’millions) 20 20 2 2 2 2 2 2 23 (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2) Calculation includes latest branch opening in New Brunswick, NJ in Dec-23. (2)

. . .Business Model Strength Driving Significant Capital Return 10 $0.49 $5.55 $0.55 2013 $12.91 2014 $0.94 $1.01 $13.67 2015 $1.04 $1.55 $12.94 2016 $1.09 $2.15 $13.58 2017 $1.39 $2.77 $14.26 2018 $1.97 $3.45 $15.13 2019 $2.25 $4.13 $14.98 2020 $2.86 $4.81 $15.93 2021 $2.98 $17.08 2022 $2.98 $6.35 $18.35 $12.33 $12.33 $13.95 $15.62 $15.53 $16.82 2023 $20.55 $21.36 $23.60 $25.61 $27.68 $18.42 Cumulative Share Repurchase/Share Cumulative Dividends/Share TBVPCS The growth in TBV per common share (TBVPCS1) is attributed to:  Minimally dilutive and strategic acquisitions in critical new markets  Stable & competitive dividend  108th consecutive quarter  Historical Payout Ratio of 30% to 40%  Stock buybacks prior to 2023  2.9 million available shares for repurchase (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. 2022 2023 Growth Since 2013 Tangible Book Value per Share 1 48.8% Total Capital Return per Share 124.5%

. . . I N V E S T O R P R E S E N T A T I O N 11 Quarterly Earnings Update

. . .Q4-23 Financial Highlights 12 (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2) Estimated. Financial Highlights $0.45 Core Diluted EPS 1 $88 million Net Interest Income 0.77% Core ROAA 1 9.67% Core ROTCE 1 $0.65 Core PTPP Diluted EPS 1 10.9% CET1 Ratio 2  Total deposits, excluding time deposits, increased by 1% from prior linked quarter. Net deposit growth funded a reduction in brokered time deposits of $364 million.  In line with Management expense guidance, core non-interest expense(1) decreased to $58.5 million, representing a $6 million (or 9%) drop from the linked quarter. Core non-interest expense to total average assets1 declined to 1.7%, a 17 bps decline from the linked quarter.  Capital remains strong and above “well capitalized” levels.

. . .Loan Portfolio Trends 13 Moderated Loan Growth in the Portfolio ($’millions)  Loan growth has moderated prudently, with the expectation of mid single-digit annualized growth in 2024.  Loan yields continue to improve. 5,172 5,297 5,320 5,334 5,354 997 986 982 957 944 622 622 620 652 666 2,862 2,882 2,907 2,928 2,980 4.76% 264 Q4-22 4.96% 253 Q1-23 5.17% 255 Q2-23 5.30% 252 Q3-23 5.40% 251 Q4-23 9,918 10,040 10,084 10,124 10,195 Average Loan Yield Home Equity & Consumer Residential C&I CRE Owner Occupied CRE Investor Owned

Credit Quality Historically Top Quartile and Well Positioned

CRE Investor Owned - Collateral Details				
$'millions	**CRE: Investor Owned**	**% of Total**	**WA LTV**	**WA DSCR**
Office	1,106	23.6%	56.3	1.79
Retail	1,082	23.1%	56.9	1.64
Multi-Family	903	19.2%	57.5	1.63
Industrial / Warehouse	704	15.0%	51.3	2.11
Hospitality	139	3.0%	49.6	1.31
Other [1]	759	16.2%	47.1	1.67
CRE: Investor Owned	**4,693**	**100.0%**	**54.2**	**1.74**
Construction	661			
CRE IO and Construction Total	**5,354**			

CRE Investor Owner Portfolio by Geography



Other
9%
MD/DC
MA
3%
3%
NY
33%
NJ
25%
27%
PA/DE

The ***concentration in NYC rent-regulated[3] multi-family loans is de-minimis***, representing 0.27% of total assets.

NYC Office CBD is also de-minimis, representing 0.12% of total assets.

- ***Underlying collateral is diversified:*** The underlying collateral for the CRE Investor Owned ("Investor") portfolio is highly diversified.
- ***Low concentration in the Multi-Family portfolio***, which represents 7% of total assets.
- ***Maturity wall is modest and has a minimal impact:*** Our maturity wall, totaling $969 million (or 10% of total loans), is set to mature in 2024 and 2025 with weighted average rates of 6.09% and 6.31%, for each respective cohort.
  - A repricing analysis[2] was performed on the vast majority of the CRE Investor and Construction portfolio. Results indicated the portfolio continues to service debt without unusual stress.
  - The weighted average DSCR of loans after stressing the portfolio at an interest rate of 7% is 1.21x.

Maturity Wall Detail					
	Balance	**Weighted Average**			**% of**
Maturity Year	**($'millions)**	**Rate**	**LTV**	**DSCR**	**Loans**
2024	390	6.09	63.57	1.60	3.82%
2025	579	6.31	54.38	1.91	5.68%
Total	**969**	**6.22**	**58.07**	**1.79**	**9.50%**

- Refer to the Appendices for additional disclosures on the Office portfolio.

Notes:
All data presented represents CRE Investor balances, excluding purchase accounting marks and Construction as of December 31, 2023, unless otherwise noted.
(1) Other includes co-operatives, single purpose, stores and some living units / mixed use, investor owned 1-4 family, land / development, and other.
(2) Repricing analysis as of Q1-23 included stressing portfolio with an increase to 7% interest rates while keeping unwritten rents constant. We are actively tracking CRE loan underlying cash flows and noted no material change from Q1-23. As such, we have deemed the results from the repricing analysis to be relevant for the current quarter.
(3) Rent-regulated multi-family is defined as buildings with >50% rent-regulated units.

14

OCEANFIRST

Quarterly Credit Trends (1 of 2)

Strong asset quality trends driven by prudent loan growth and credit decisioning.

Non-Performing Loans and Assets ($'000)[1]



In Q3-23, the Bank charged-off $8 million on a single CRE credit relationship. The remaining exposure of $9 million is included in the non-performing loan balance at Q3-23 and Q4-23.
0.19%
0.18%
0.19%
0.27%
0.26%
8,783
8,783
0.20%
0.19%
0.15%
0.14%
0.14%
19,321
18,508
19,587
18,138
17,582
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Non-performing loans to total loans
Non-performing assets to total assets
NPL - single CRE relationship
Non-performing loans

(1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information.

Special Mention and Substandard Loans ($'000)

Criticized loans as a % of total loans remain low at 1.44% as of Q4-23 compared to our historical 10-year average of 2.40%.



2.46%
2.39%
2.53%
2.70%
OCFC 10-Year (2014-2023) Average Criticized Loans / Total Loans = 2.40%
1.00%
1.10%
1.18%
1.30%
1.44%
48,214
50,776
23,980
86,765
30,859
88,152
44,940
86,596
40,386
106,551
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Peer Average Criticized Loans / Total Loans
OCFC Criticized Loans / Total Loans
Special Mention
Substandard

Note: At December 31, 2023, of the Special Mention loans and Substandard loans represented above, 96.3% and 79.2% were current on payments, respectively.
Note #2: Peer data is on a one quarter lag.

15

OCEANFIRST

. . .Quarterly Credit Trends (2 of 2) 16 Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’000) 0.12% 0.57% Q4-22 0.10% 0.60% Q1-23 0.10% 0.61% Q2-23 0.09% 0.63% Q3-23 Q4-23 0.69% 0.70% 0.71% 0.72% 0.73% 0.66% 0.07% PCD & General Credit Marks ACL 10,283 3,153 (47) 123 8,271 35 3,647 Q4-22 3,013 Q1-23 1,229 Q2-23 Q3-23 Q4-23 (5) Provision Expense Net Charge-offs (Recoveries) Driven by a charge-off on a single commercial real estate credit relationship announced on September 14, 2023. NCOs to avg. loans for the year totaled 0.08%.

. . . COVID-19 Pandemic Track Record of Strong Credit Performance 17  From 2006 to 2022, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s CRE NCO to average CRE loans totaled 6 bps per year compared to 81 bps for all commercial banks between $10 - $50 billion in assets.  From 2006 to 2022, peak CRE net charge-offs for OCFC totaled 47 bps in 2020, related to proactively de-risking our balance sheet. Peak CRE charge-offs for commercial banks between $10 - $50 billion in assets were 455 bps in 2010. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1-23 Q2-23 Q3-23 Q4-23 OCFC CRE NCO / Avg Assets OCFC NCO / Avg Assets Commercial Banks ($10-50 bn) CRE NCO / Avg Assets Commercial Banks ($10-50 bn) NCO / Avg Assets Global Financial Crisis Cumulative CRE charge-offs for OCFC between 2006 and Q4-23 were minimal, totaling $35 million. Hurricane Sandy Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag.

. . .Deposit Trends 18 (1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the fed funds rate since January 1, 2022.  Non-maturity deposits increased by $109 million (or 1%) from the linked quarter.  High yield savings grew by $42 million from the previous quarter, driving an improvement in the quality of our deposit base as these will reprice should rates moderate next year.  The decline in Q4-23 time deposits is driven by a decrease in brokered CDs of $364 million. Shift in Deposit Mix to Drive Retention ($’millions) 10.00% 0.61% Q4-22 20.00% 1.15% Q1-23 29.00% 1.67% Q2-23 35.00% 2.02% Q3-23 38.00% 2.18% Q4-23 Deposit Beta (1) Cost of Deposits (Spot) 1,542 2,387 2,766 2,654 2,445 714 616 770 860 1,0221,488 1,309 1,230 1,484 1,399 3,830 3,697 3,538 3,709 3,912 2,101 1,984 1,854 1,827 1,657 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 9,675 9,993 10,158 10,534 10,435 Non Int. Bearing Int. Bearing Checking Savings Money Market Time Deposits Deposit Beta and Cost Trend 10% 20% 29% 35% 38% Cost of Deposits Type of Account Qtr. Avg. Dec 31 Spot Int. Bearing Checking 2.00% 2.02% Money Market 3.17% 3.18% Savings 1.42% 1.36% Time Deposits 4.13% 4.12% Total (incl. non-int bearing) 2.22% 2.21%

. . .Net Interest Income and Net Interest Margin Trends 19 (1) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information. Core NIM1 vs NIM NIM Bridge Q3-23 NIM -0.08 Rate environment, change in balances and funding mix, and other -0.01 Quarter-specific impacts (PA accretion for payoffs) Q4-23 NIM 2.91% 2.82% 3.64% 3.54% Q4-22 3.34% 3.30% Q1-23 3.02% 2.97% Q2-23 2.91% 2.85% Q3-23 2.82% 2.77% Q4-23 NIM Core NIM Net Interest Income ($’000) 106,488 Q4-22 98,802 Q1-23 92,109 Q2-23 90,996 Q3-23 87,824 Q4-23 Net Interest Income Headwinds  Competitive market environment as peers compete on rate for quality credit.  Remaining disciplined on deposit pricing and managing funding costs.

. . . Core Efficiency Ratio1 Expense Discipline and Focused Investment 20 Core Non-Interest Expense1 ($’000) 7,990 7,852 8,629 8,411 7,999 4,697 5,098 5,083 5,258 2,858 4,629 6,154 6,165 6,086 6,430 1,924 1,749 2,465 2,557 2,723 6,158 6,444 6,366 6,638 6,390 33,943 33,920 34,222 35,534 32,126 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 59,341 61,217 62,930 64,484 58,526 Compensation & employee benefits Occupancy & Equipment FDIC & regulatory assessments Data processing Professional fees Other Opex 50.78% Q4-22 56.49% Q1-23 61.94% Q2-23 64.29% Q3-23 60.02% Q4-23 1.88% 1.87% 1.87% 1.88% 1.71% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized) (1For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2)Other Opex includes marketing, check card processing, amortization of CDI, and other expenses.  Q4-23 core operating expenses decreased $6.0 million from the prior linked quarter to $58.5 million primarily driven by a reduction in compensation costs and professional fees.  Q4-23 core operating expenses exclude the $1.7 million pre-tax FDIC special assessment. (2)

. . .Generating Consistent Returns 21 Book Value and Tangible Book Value per Common Share ($)1, 2 Core ROAA1, ROTE1, and ROTCE1 • Tangible book value per common share increased by $1.27 (or 7%) compared to the same quarter last year. • We have an outstanding share repurchase authorization totaling 2.9 million. • Capital remains strong and above “well capitalized” levels. Capital Management ($’millions) 17.08 17.42 17.72 17.93 18.35 26.81 27.07 27.37 27.56 27.96 9.9 10.0 10.2 10.4 10.9 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 CET1 Book Value per Share Tangible Book Value per Common Share 15.01% 15.86% 1.22% Q4-22 12.15% 12.80% 1.00% Q1-23 9.84% 10.36% 0.81% Q2-23 6.54% 6.88% 0.54% Q3-23 9.20% 9.67% 0.77% Q4-23 Core ROTE Core ROTCE Core ROAA 12 12 12 12 12 8.47% 0 Q4-22 8.37% 0 Q1-23 8.51% 0 Q2-23 8.64% 0 Q3-23 8.80% 0 Q4-23 Tangible Stockholders’ Equity to Tangible Assets1 Share Repurchases Cash Dividend (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2) CET1 ratio represents an estimate as of Q4-23.

. . .Management 2024 Outlook 22 Loans Deposits Operating Expenses Net Interest Margin Capital • Continued focus on credit risk management, anchored by our diversified CRE portfolio that has performed well in market downturns. • Growth is expected to be lower in the first half of the year and increase in the second half. • Maintain loan-to-deposit ratio ~100% for the entire year. • Accounts for uncertainty in deposit flows. Our expectation is moderate outflow of non-maturity deposits, offset by an increase in promo CDs and high yield savings accounts. Mid single-digit growth for the year. Mid single-digit growth for the year. Flat run-rate in 2024 Stable throughout 2024 Robust CET1 ratio (>10%) Guidance Key Assumptions / Commentary • We continue to exercise disciplined expense control and anticipate the run-rate to remain flat in 2024. • We have some additional expense management initiatives that are in progress in 2024. • We expect to maintain our common equity tier 1 ratio above 10%. • We plan to utilize our share repurchase authority in a prudent manner to maintain these capital levels. • Our share repurchase authorization has a remaining 2.9 million shares available. • Expecting stabilization and potential modest expansion beginning by mid-2024, subject to interest rate, loan growth, and funding trends.

. . . I N V E S T O R P R E S E N T A T I O N 23 Appendix

. . .CBD Office Concentration Exposure Is Moderate 24 CBD Office Portfolio by Geography 13% 36% 33% 18% NY NJ MA PA Central Business District (CBD) - Office $'millions Book Balance % of Total WA LTV WA DSCR Credit Tenant 44 35.6% 61.3 1.79 Office 42 33.8% 56.2 2.02 Life Sciences & Medical 38 30.6% 80.6 1.33 CBD - Office 123 11.3% 65.5 1.73 % of Total Loans 1.2% CRE Investor Owned: Office (All Geographies) $'millions Book Balance % of Total WA LTV WA DSCR Office 533 48.2% 51.8 1.78 Medical 346 31.3% 57.8 1.92 Credit Tenant 228 20.6% 64.6 1.62 Total Office 1,106 100.0% 56.3 1.79 % of Total Loans 10.8% CBD Proportion of Total Assets 99% 1% CBD Non-CBD Office Loan Classifications 98% 2% Criticized & Classified Non Criticized & Classified Central business district (CBD) loans have a weighted average LTV of 65.5% and weighted average DSCR of 1.73.

. . . COVID-19 Pandemic Northeast Outperforms Through Credit Cycles… 25  Historically, net charge-offs for Northeastern headquartered banks have greatly outperformed major exchange traded U.S. banks headquartered in other regions  Median net charge-offs / average assets for Northeastern banks averaged 15 bps during the Global Financial Crisis compared to 50 bps for other regions. In Q2-23, median NCOs / average assets totaled 1 bp for Northeastern banks versus 2 bps for other regions Global Financial Crisis Hurricane Sandy 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1-23 Q2-23 Northeast NCO / Avg Assets Mid-Atlantic NCO / Avg Assets Southeast NCO / Avg Assets Midwest NCO / Avg Assets Southwest NCO / Avg Assets West NCO / Avg Assets Source: SNL Financial. GFC Peak NCOs 1.3x 1.7x 2.6x 6.0x3.4xMultiple of Northeast 0.24% 0.32% 0.40% 0.63% 0.80% 1.43% Northeast Southwest Mid Atlantic Midwest Southeast West

. . . COVID-19 Pandemic Global Financial Crisis Hurricane Sandy …With a Similar Story in Commercial Real Estate Portfolios 26  Northeastern banks’ CRE portfolio net charge-offs have also historically outperformed major exchange traded banks in other regions  Median CRE net charge-offs / average assets for Northeastern banks averaged 2 bps during the Global Financial Crisis compared to 6 bps for other regions 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1-23 Q2-23 Northeast CRE NCO / Avg Assets Mid-Atlantic CRE NCO / Avg Assets Southeast CRE NCO / Avg Assets Midwest CRE NCO / Avg Assets Southwest CRE NCO / Avg Assets West CRE NCO / Avg Assets Source: SNL Financial. GFC Peak CRE NCOs 1.4x 1.7x 3.3x 6.2x4.2xMultiple of Northeast 0.03% 0.04% 0.04% 0.09% 0.11% 0.16% Northeast Southwest Mid Atlantic Southeast Midwest West

Non-GAAP Reconciliations (1 of 2)

Non-GAAP Reconciliation

$'000	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
	For the Three Months Ended				
Core Earnings:					
Net income available to common stockholders (GAAP)	26,678	19,663	26,793	26,879	52,268
Add (less) non-recurring and non-core items:					
Merger related expenses		-	-	22	276
Branch consolidation expense, net		-	-	70	111
Net (gain) loss on equity investments [(1)]	(2,176)	(1,452)	559	2,193	(17,187)
Net loss on sale of investments [(1)]	-	-	-	5,305	-
FDIC special assessment	1,663	-	-	-	-
Income tax expense (benefit) on items	129	351	(162)	(1,797)	4,060
Core earnings (Non-GAAP)	**26,294**	**18,562**	**27,190**	**32,672**	**39,528**
Income tax expense	8,591	6,459	8,996	8,654	17,353
Provision for credit losses	3,153	10,283	1,229	3,013	3,647
Less: income tax expense (benefit) on non-core items	129	351	(162)	(1,797)	4,060
Core earnings PTPP (Non-GAAP)	**37,909**	**34,953**	**37,577**	**46,136**	**56,468**
Core earnings diluted earnings per share	0.45	0.32	0.46	0.55	0.67
Core earnings PTPP diluted earnings per share	0.65	0.59	0.64	0.78	0.96
Core Ratios (Annualized):					
Return on average assets	0.77	0.54	0.81	1.00	1.22
Return on average tangible stockholders' equity	9.20	6.54	9.84	12.15	15.01
Return on average tangible common equity	9.67	6.88	10.36	12.80	15.86
Efficiency ratio	60.02	64.29	61.94	56.49	50.78

(1) The sale of specific positions in two financial institutions impacted both equity investments and debt securities for the three months ended March 31, 2023. On the Consolidated Statements of Income, the losses on sale of equity investments and debt securities are reported within net gain (loss) on equity investments ($4.6 million) and other ($697,000), respectively, for the three months ended March 31, 2023.

OCEANFIRST

. . .Non-GAAP Reconciliations (2 of 2) Non-GAAP Reconciliation $'000 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 Tangible Equity Total stockholders' equity 1,661,945 1,637,604 1,626,283 1,610,371 1,585,464 Less: Goodwill 506,146 506,146 506,146 506,146 506,146 Core deposit intangible 9,513 10,489 11,476 12,470 13,497 Tangible stockholders' equity 1,146,286 1,120,969 1,108,661 1,091,755 1,065,821 Less: Preferred Stock 55,527 55,527 55,527 55,527 55,527 Tangible common equity 1,090,759 1,065,442 1,053,134 1,036,228 1,010,294 Tangible Assets Total Assets 13,538,253 13,498,183 13,538,903 13,555,175 13,103,896 Less: Goodwill 506,146 506,146 506,146 506,146 506,146 Core deposit intangible 9,513 10,489 11,476 12,470 13,497 Tangible assets 13,022,594 12,981,548 13,021,281 13,036,559 12,584,253